                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):   3 July 2002


                          FLAG Telecom Holdings Limited
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Bermuda                      000-29207                  N/A
------------------------------        ------------       ---------------------
      (State or other                 (Commission          (I.R.S. Employer
jurisdiction of Incorporation)        File Number)       Identification Number)


              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (441) 296-0909
                    -----------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
                    -----------------------------------------
          (former name or former address, if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On 3 July 2002, FLAG Telecom Holdings Limited (the "Company") issued a press release announcing the Company has filed a Plan of Reorganization (the "Plan") and related Disclosure Statement in the US Bankruptcy Court for the Southern District of New York (the "Court"). The Company believes that it has achieved an agreement among its principal creditors to support the main economic provisions of the Plan. The Company will file a copy of the Plan with the Securities and Exchange Commission once it has been approved by the Court.

         This press release is filed as an exhibit to and incorporated by reference into this Form 8-K.

         Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits

Exhibit No.       Description
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99.1              Press Release dated 3 July 2002 of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FLAG TELECOM HOLDINGS LIMITED



                                       By: /s/ Kees van Ophem
                                           -------------------------------
                                           Kees van Ophem
                                           General Counsel and Secretary


Dated: 05 July 2002

                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release dated 3 July 2002 of the Company.